SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): October 2, 2001



                            General Electric Company
             (Exact name of Registrant as specified in its charter)


New York                             1-35                        14-0689340
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


3135 Easton Turnpike, Fairfield, Connecticut                       06431
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:            (203) 373-2211

                         Exhibit Index appears on page 3



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Item 5.  Other Events.

              General Electric Company ("GE") is furnishing herewith a press release regarding termination of the merger agreement with Honeywell International Inc. ("Honeywell"). The press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits

              (c) Press Release, dated October 2, 2001, by GE and Honeywell.





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                                  EXHIBIT INDEX


Exhibit
  No.         Description
-------------------------

  99.1        Press Release, dated October 2, 2001, by GE and Honeywell.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENERAL ELECTRIC COMPANY



Date:    October 2, 2001
                                              /s/ Robert E. Healing, Esq.
                                            ------------------------------------
                                            Name:   Robert E. Healing, Esq.
                                            Title:  Corporate Counsel